UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 8, 2019

CAPITALA FINANCE CORP.

(Exact name of registrant as specified in its charter)

Maryland	814-01022	90-0945675
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

4201 Congress St., Suite 360

Charlotte, NC 28209

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (704) 376-5502

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share 5.75% Convertible Notes due 2022 6.00% Notes due 2022	CPTA CPTAG CPTAL	NASDAQ Global Select Market NASDAQ Capital Market NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 8, 2019, the Board of Directors of Capitala Finance Corp. (the “Company”) appointed Kevin A. Koonts to replace Richard G. Wheelahan III as the Chief Compliance Officer and Secretary of the Company. Mr. Koonts will also continue to serve as the Company’s Chief Accounting Officer and Treasurer.

Mr. Koonts: (i) was not appointed as the Company’s Chief Compliance Officer and Secretary pursuant to any arrangement or understanding with any other person; (ii) does not have a family relationship with any of the Company’s directors or other executive officers; (iii) has not engaged, since the beginning of the Company’s last fiscal year, nor proposes to engage, in any transaction in which the Company was or is a participant for which the amount involved exceeds $120,000; and (iv) has not entered into, nor expects to enter into, any material plan, contract, arrangement, grant or award in connection with his appointment as the Company’s Chief Compliance Officer and Secretary.

Mr. Koonts, 34, has served as the Chief Accounting Officer and Treasurer of the Company since February 2019. Previously, Mr. Koonts served as the Company’s Controller since 2013. Prior to joining the Company, Mr. Koonts served as an audit manager in Dixon Hughes Goodman LLP’s financial services practice. Mr. Koonts graduated from the University of North Carolina at Chapel Hill with a Bachelor of Science in Business Administration and a Masters in Accounting. Mr. Koonts is a Certified Public Accountant.

On October 15, 2019, the Company issued a press release announcing this change, the text of which is attached hereto as Exhibit 99.1

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated October 15, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2019	CAPITALA FINANCE CORP.

	By:	/s/ Stephen A. Arnall
Stephen A. Arnall Chief Operating Officer and Chief Financial Officer